Joint Venture	12 Months Ended
Dec. 31, 2017
Equity Method Investments and Joint Ventures [Abstract]
Joint Venture

NOTE 11 - Joint Venture

In July 2015, we entered into a joint venture agreement with Arete Innovative Solutions LLC (“Arete”). The Joint Venture was not consolidated, but rather was accounted for on the equity method of recording investments. There were no operating activities during the fiscal 2017 and net operations resulted in a loss on the investment of $105 in fiscal 2016. The Company and Arete agreed in 2017 to terminate the Joint Venture and are in the process of paying final costs. The remaining cash asset of the company will be distributed to the former partners in 2018.